LEASE AGREEMENT

     This Lease is made and entered into as of the 3rd day of February, 2005, by and between Haleck Enterprises, Incorporated (“Lessor”) and Cost-U-Less, Incorporated, (“Lessee”).

In consideration of the rents and mutual covenants set forth in this Lease, Lessor and Lessee agree as follows:

1. Premises

Lessor does hereby lease and demise to Lessee and Lessee does hereby lease from Lessor for the term and under the terms and conditions set forth in this Lease that certain property located in Ottoville, American Samoa, more particularly described on “Exhibit A”, attached to this Lease and incorporated herein as if fully set forth at this point, together with any and all improvements located thereon, including, but not limited to, a building of thirty-two thousand two hundred fifty-five (32,055) square feet, known as the Cost-U-Less building (together referred to as the “Premises”).

2, Term

The term of this Lease shall be ten (10) years and shall commence on March 1, 2005, and shall terminate on February 28, 2015 (“Lease Term”), subject to the option to extend this Lease as set forth in Section 4 of this Lease.

3. Rent

The first monthly rental payment is due and shall be paid on the first business day of March 2005, and monthly rental payments shall continue on the first business day each month thereafter for the duration of the Lease Term (hereinafter the “Due Date”). Lessee shall pay rent to the Lessor in the amounts set forth below:

From March 1, 2005, to February 28, 2007, one dollar and 30/100 dollars ($1.30) per square foot per month;
From March 1, 2007, to February 28, 2010, one dollar and 35/100 dollars ($1.35) per square foot per month;
From March 1, 2010, to February 28, 2012, one dollar and 37/100 dollars ($1.37) per square foot per month;
From March 1, 2012, to February 28, 2015, one dollar and 40/100 dollars ($1.40) per square foot per month.

All rental payments to be made under this Lease shall be made to Lessor at Lessor’s office in Pava’ia’i, American Samoa, or at such other place as Lessor may direct in writing. Except as permitted in Section 23.2, Lessee shall not withhold Rent for any reason and any withholding of rent shall be a default and breach of this Lease. Lessor and Lessee agree that should any monthly rental payment at any time remain unpaid

1 of 17

for a period of ten (10) business days after the Due Date, Lessee shall pay Lessor a late penalty fee of five percent (5%) of the current rent due (hereinafter “Penalty”). This Penalty shall become automatically due and payable without prior written notice by Lessor. Any Penalty arising shall be due on the first business day of the month after the Penalty arose.

4. Option to Extend

Lessee shall have the right to extend the term of this Lease for one (1) successive term of five (5) years (“Option to Extend”) for the period of March 1, 2015 to February 29, 2020, such extension to be upon the covenants, terms and conditions as set forth in this Lease, except that rent for such extension shall be established as described below. To exercise the Option to Extend, Lessee must provide written notice to Lessor of Lessee’s election to exercises its Option to Extend not less than ninety (90) days prior to the end of the current term. If Lessee exercises its Option to Extend, then “Lease Term” shall include the extended time period set forth in this section.

If Lessee exercises its option to extend this Lease, then the Lessor and Lessee shall negotiate the new rental rate.

5. Lessee’s Right of First Refusal

If at any time during the Lease Term, or any extended term of this Lease, Lessor shall receive a bona fide offer for the purchase of the Premises, which Lessor desires to accept, Lessor shall give written notice of the offer (the “Offering Notice”) to Lessee. The Offering Notice shall contain:

(i)	The name and address of the proposed purchaser;

(ii)	A copy of the terms and conditions of the offer; and

(iii)	An offer to sell the Premises to Lessee in preference to the proposed purchaser and upon substantially the same terms and conditions contained in the Offering Notice.

Lessee shall be entitled to purchase the Premises offered by giving written notice of Lessee’s intent to purchase to Lessor within thirty (30) days after receipt of the Offering Notice. If Lessee fails to agree to purchase of the Premises within the thirty (30) days set forth in this paragraph, Lessor shall have the right to complete the sale of the Premises to the proposed purchaser who shall then hold the Premises subject to the provisions of this Lease, including the right of first refusal provided in this Lease, to the same force and affect as if purchaser had been the original party to this Lease.

6. Taxes and Assessments

6.1 Lessee’s Payment

2 of 17

Lessee covenants and agrees to bear, pay and discharge, before for delinquency thereof, all taxes and assessments, general and special, which may be taxed, charged, levied, assessed or imposed upon or against or be payable for or in respect of the Premises or any part thereof or the improvements at any time thereon, except for Lessor’s income and franchise taxes. Taxes and assessments for the year in which this Lease, or any extension of this Lease, expires or terminates, shall be prorated between Lessor and Lessee as of such date of commencement, expiration or termination. IN the event the amount of such taxes or assessments for the year of termination or expiration cannot be ascertained as of the date of termination or expiration, proration shall be made on the basis of the taxes and assessments for the preceding year.

6.2 Right to Contest

Lessee shall have the right, in Lessee’s or Lessor’s name, to contest the validity of any tax or assessment which Lessee is required to bear, pay or discharge under the provisions of this Lease, by appropriate legal proceeding, provided that Lessee, before instituting any such contest, gives Lessor written notice of Lessee’s intention to do so. Lessor hereby agrees to cooperate fully with Lessee in good faith during the course of such contest. Lessee shall diligently prosecute any such contest, at all times effectually stay or prevent any official or judicial sale of the Premises, under execution or otherwise, and pay any final judgment enforcing the tax or assessment so contested and promptly procure record of satisfaction thereof.

7. Insurance

Lessee shall, at Lessee’s sole expense, maintain in force fire, storm damage and extended coverage insurance with respect to the Premises, subject to the approval of the Lessor and Lessee further agrees that the Lessor shall be named as an additional insured on all such policies. The policies shall provide that they may not be cancelled or modified for any reason without fifteen (15) days prior written notice to the Lessor. In connection with such insurance, Lessee shall apply to such insurer to have such insurer waive in writing all rights and subrogations which such insurer might have otherwise acquired, if at all, against Lessor or Lessee. Lessor and Lessee each hereby release and relieve the other and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils described in such policies which occur in, on or about the Premises, whether due to negligence of either party, their ag ents or employees or otherwise. The waivers provided for in this Lease shall be applicable and effective only in the event such waivers are obtainable from the insurance carriers concerned.

Lessee shall maintain, with respect to the Premises, public liability insurance protecting both Lessee and Lessor with limits of not less than one million dollars ($1,000,000) expressly insuring both Lessor and Lessee against injury to persons or damage to property. A copy of the policy or a certificate of insurance shall be delivered to Lessor on or before the signing of this Lease and no such policy shall be

3 of 17

cancelable without fifteen (15) days prior written notice to Lessor. If Lessee fails to provide the above-require insurance or if the insurance is cancelled and Lessee fails to replace such insurance, Lessor may secure such insurance, charge Lessee for he cost of the insurance by written invoice, and Lessee hereby agrees to reimburse the amount of such insurance to Lessor immediately upon receipt of the invoice from Lessor.

8. Maintenance; Repair of Damage

8.1. Maintenance

Lessee covenants and agrees that Lessee will during the Lease Term, and any extension of the Lease Term, keep and maintain the Premises and all improvements thereon, equipment, fixtures and appliances therein, and all appurtenances thereto in such condition and repair as existed at the beginning of the Lease Term, ordinary wear and tear excepted, and keep the same free from trash, nuisance or danger of fire and in all respects and at all times use and maintain the Premises so as to fully meet and comply with all health and policy regulations and the ordinances and all other laws now in force and which may hereafter be enacted which effect the Premises.

8.2 Repairs

In the event of damage to or destruction of the Premises by fire or other casualty, Lessee, at Lessee’s sole expense, shall promptly restore the Premises as nearly as possible to the condition thereof prior to such damage or destruction. All insurance proceeds received by Lessee pursuant to the provisions of this Lease, less the cost of recovery, if any, shall be held in trust and applied to the payment of such restoration as such restoration progresses. If Lessee determines, in Lessee’s sole discretion, the restoration is not economically feasible then Lessee shall have the right to terminate this Lease and shall have no further obligation hereunder provided Lessee assigns to Lessor all insurance proceeds received by Lessee as described above.

9. Alterations

Lessor will undertake the following actions: (1) the repaint the entire exterior of the building; (2) Replace all discolored insulation due to leaks in the building; (3) Repair structural floor cracks throughout the building and reseal and floor; and (4) add ventilation into the electrical room. All such repairs will be performed at a time that is mutually acceptable to Lessor and Lessee so as not to disrupt Lessee’s business.

Lessee will undertake the following actions: (1) install new registers; (2) update the restrooms; (3) replace the front door of the building; (4) replace the receiving doors in the building; (5) remodel the inside of the building by painting parts of the interior of the Premises to help brighten the interior of the Premises.

4 of 17

Lessee may make such structural changes, alterations, additions or deletions as are approved in advance by Lessor, which approval may not be unreasonably withheld or delayed. If Lessor fails to respond within thirty (30) days to any request submitted by Lessee under this Section 9, such request shall be deemed approved by the Lessor. Lessee shall have the right to make changes or alterations in the building located on the Premises, or to construct improvements on the Premises; however, Lessee shall not make any alterations, additions or deletions to the building located on the Premises if such alteration, addition or deletion shall (i) convert the building located on the Premises to a structure which is not a complete, self-contained, operating unit; (ii) be a structural change in the building; or (iii) diminish or reduce the parking area of the Premises below that required by local ordinances.

10. Liens

Lessee shall not do or suffer to be done anything whereby the Premises or any part of the Premises may be encumbered by any mechanic’s, materialman’s or similar lien and if, whenever and as often as any mechanics, materialman’s or similar lien is filed against the Premises, done by, for or under the authority of Lessee or anyone claiming by, through or under Lessee, Lessee shall bond against, discharge, or cause to be discharged, the lien within twenty (20) days after the date of the filing of the lien.

11. Contests to Lien Claims

Lessee shall have the right to contest any such mechanic’s, materialman’s or similar lien filed against the Premises or any part of the Premises, if within such twenty (20) day period Lessee notifies Lessor of Lessee’s intention to do so, provided that Lessee shall diligently prosecute any such contest, at all times effectually stay or prevent any official or judicial sale of the Premises under execution or otherwise, and pay or otherwise satisfy any final judgment adjudicating or enforcing such contested mechanic’s materialman’s or similar lien claim and thereafter promptly record a release and satisfaction thereof. Lessor agrees to cooperate fully with Lessee in good faith during the course of such contest.

12. Utilities

All light, power, water, sewage, trash removal, and other utilities or utility services used in, on or about the Premises shall be paid by Lessee and shall be contracted for by Lessee in Lessee’s own name.

13. Indemnity

13.1 Indemnification of Lessor

Lessee agrees to indemnify and save Lessor harmless from and against all liability for personal injury or property damage, and all loss, cost and expense related thereto, including reasonable attorneys’ fees, arising out of

5 of 17

Lessee’s operation, maintenance, management and control of the Premises or in connection with (i) any loss, injury or damage whatsoever caused to or by any person, including, but not limited to, Lessee, Lessee’s employees, agents or business invitees or licensees, or property, including Lessee’s property, arising out of any occurrence on the Premises, (ii) any breach of this Lease by Lessee, (iii) any negligent act or omission or willful misconduct of Lessee, Lessee’s employees, agents or business invitees or licensees occurring in, on or about the Premises.

13.2 Indemnification of Lessee

Lessor agrees to indemnify and save Lessee harmless from and against all liability and all loss, cost and expense, including reasonable attorneys’ fees, arising out of Lessor’s operation, maintenance, management and control of the property on which the Premises is located or in connection with (i) any loss, injury or damage whatsoever caused to or by any person, including, but not limited to, Lessor, Lessor’s employees, agents or business invitees or licensees, or property, including Lessor’s property arising out of any occurrence on the property on which the Premises is located, (iii) any breach of this Lease by Lessor, or (iii) any act or omission of Lessor, Lessor’s employees, agents or business invitees or licensees occurring in, on or about the property on which the Premises is located.

14. Fixtures

All personal property, furnishings and equipment installed in or by or at the expense of Lessee and all additions and/or improvements, exclusive of structural, mechanical, electrical, and plumbing, affixed to the Premises and used in the operation of the Lessee's business made to, in or on the Premises by and at the expense of Lessee and susceptible of being removed from the Premises without damage, Lessee may, but shall not be obligated to, remove the same or any part thereof at the termination or expiration of this Lease provided that Lessee, at its sole cost and expense, shall remove the items without damage to the Premises.

15. Conditions of Premises at Termination

Upon expiration or termination of the Lease Term, or any extension of the Lease Term, Lessee shall quit and surrender to Lessor the Premises, broom clean, in such order and condition as existed at the beginning of the Lease Term, ordinary wear and tear excepted. Lessee shall remove all of its personal property without damaging the Premises. Lessee’s obligations to observe this covenant shall survive the expiration or other termination of this Lease.

6 of 17

16. Use

Lessee shall not use or occupy or permit the Premises or any part of the Premises to be used or occupied for any unlawful business, use or purpose. Lessee may use the Premises for any lawful use.

17. Lessor’s Warranties; Quiet Enjoyment

Lessor hereby warrants to the Lessee the following:

a.	That Lessor has full right and authority to enter into this Lease.

b.	Lessor will defend the title and right of control to the Premises;

c.

That upon Lessee paying the Rent of this Lease and otherwise keeping the covenants of this Lease, Lessee shall peaceably and quietly hold, possess, enjoy, and occupy the Premises during the Lease Term, or any extension of the Lease Term, without any hindrance, interruption, ejection, eviction or molestation by Lessor, or by his successors, or any person or persons claiming by, through, or under them whomsoever; however, that the Premises may be subject to the easements, covenants, agreements, encumbrances and restrictions of record on the date of this Lease.

d.	To Lessee all easements for ingress, egress, and for parking space in front of the Premises.

18. Signs

Lessee may, at Lessee’s own risk, lawfully erect signs concerning the business of Lessee or displaying Lessee’s name on the parking area and building of the Premises, and the roof of the Premises, if permitted by local regulations, but in doing so, Lessee agrees to maintain said sign in a good state of repair, save Lessor harmless from any loss, cost or damage as a result of the erection, maintenance, existence or removal of the same and shall repair any damage which may have been caused by the erection, existence, maintenance or removal of such signs.

19. Personal Property

All personal property of every kind or description that may at any time be in the Premises shall be at Lessee’s sole risk, or at the risk of those claiming under Lessee, and Lessor shall not be liable for any damage to said property or loss suffered by the business or occupation of Lessee caused in any manner whatsoever, except as may result from and be caused by the negligence of Lessor or its agents or employees.

20. Waste

Lessee shall use and occupy the Premises in a careful, safe and lawful manner and not commit waste therein or thereon.

7 of 17

21. Non-waiver

Failure of either Lessor or Lessee to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by that party of any of its rights under this Lease. No waiver by either party at any time, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If any action by either Lessor or Lessee shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of the same or similar action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion.

22. Default

The following shall constitute a default under this Lease:

(i)	Failure by Lessee to pay an installment of rent or other sum required by Lessee to be paid under this Lease within ten (10) days after written notice from Lessor;

(ii)

Failure by Lessee or Lessor to perform any nonmonetary covenant under this lease within thirty (30) days after written notice from the non-defaulting party stating the nature of the default, provided that if the nature of such default, other than for nonpayment of rent or other sums, is such that the same cannot reasonably be cured within such thirty (30) day period, such shall not be deemed to be a default if, within such period, a cure of such default is commenced and thereafter diligently prosecuted to completion.

(iii)	Lessee withholds payment of a Penalty due or any other sum due under this Lease;

(iv)

Lessee has caused or allowed a lien to be filed against the Premises and this lien is not removed bonded against or opposed pursuant to sections 10 and 11 within thirty (30) days of written notice from Lessor to Lessee to remove the lien;

(v)

The Lessee voluntarily files a petition or otherwise seeks any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or future Federal Bankruptcy Act or any other present or future applicable federal, local or other statute or law; or

(vi)	Lessee makes an assignment for the benefit of its creditors or a receiver is appointed over Lessee’s business.

23. Remedies upon Default

23.1 Lessor’s Remedies upon Default by Lessee

8 of 17

If the Lessee is in default or breach of this Lease, then Lessor shall be entitled to its election to exercise concurrently or successively, any one or more of the following rights:

(i)

Terminate this Lease by written notice of to Lessee of the termination date and take possession of the Premises by changing the locks on the Premises and assuming control of the Premises. Lessor may take this action, when allowed by the Lease, and such action shall not be a default or breach of the Lease or any covenant to Lessee. Lessee hereby agrees that in the event of default or breach of the Lease by Lessee, that Lessor may seize all of Lessee’s property abandoned by Lessee on the Premises at that time. Lessee further agrees that Lessor may elect to take either of the following actions:

a.

Sell any or all of Lessee’s property that may have been abandoned by Lessee and seized by Lessor and apply the proceeds of the sale to pay for the costs of the sale, then to any Rent and/or Penalties owed by Lessee. If the sale of Lessee’s property results in an amount exceeding the amount Lessee owes to Lessor, Lessor shall refund the remaining amount to the Lessee; or

b.

Allow the Lessee to arrange for removal of its non-abandoned personal property from the Premises within thirty (30) days of Lessor’s repossession of the Premises. If Lessee fails to remove Lessee’s personal property from the Premises at the expiration of this period, then all personal property remaining on the Premises may be seized and sold by Lessor.

(ii)

Terminate this Lease by giving Lessee written notice of termination, in which event this Lease shall expire and terminate on the date specified in the written notice of termination, with the same force and effect as though the date so specified were the original termination date of this Lease, and all rights of Lessee under this Lease in and to the Premises shall expire and terminate, and Lessee shall remain liable for all obligations under this Lease arising up to the date of such termination, and Lessee shall surrender the Premises to Lessor on the date specified in such notice;

(iii)

Without terminating this Lease, and without notice to Lessee, Lessor may in its own name and as agent for Lessee enter into and upon and take possession of the Premises or any part thereof, and, at Lessor's option, remove persons and property from the Premises, and such property, if any, may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of Lessee, all without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby, or being construed as a default or breach of the Lease or any covenant to Lessee and Lessor may rent the Premises or any portion thereof as the agent of Lessee with or without advertisement, and by private negotiations and for any term upon such terms and conditions as Lessor may deem necessary or desirable in order to relet the Premises. Lessor shall in no way be

9 of 17

responsible or liable for any rental concessions or any failure to rent the Premises or any part thereof, or for any failure to collect any rent due upon such reletting. Upon such reletting, all rentals received by Lessor from such reletting shall be applied: first, to the payment of any costs and expenses of such reletting, including, without limitation, brokerage fees and attorneys’ fees and costs of alterations and repairs; second, to the payment of any indebtedness (other than any Rent due hereunder) from Lessee to Lessor; third, to the payment of Rent and other charges then due and unpaid hereunder; and the residue, if any shall be held by Lessor to the extent of and for application in payment of future rent as the same may become due and payable under the Lease. In reletting the Premises, Lessor may grant rent concessions and Lessee shall not be credited for such rent concessions. If such rentals received from the reletti ng shall at any time or from time to time be less than sufficient to pay to Lessor the entire sums then due from Lessee under the Lease, Lessee shall pay any such deficiency to Lessor. Such deficiency shall, at Lessor's option, be calculated and paid monthly. No such reletting shall be construed as an election by Lessor to terminate this Lease unless a written notice of such election of termination has been given to Lessee by Lessor. Notwithstanding any such reletting without termination, Lessor may at any time after reentering the Premises elect to terminate this Lease for any previous default by Lessee. Notwithstanding anything herein to the contrary, Lessor shall act in a commercially reasonable manner to mitigate its damages;

(iv)

Without liability to Lessee or any other party and without constituting a constructive or actual eviction, suspend or discontinue furnishing or rendering to Lessee any property, material, labor, Utilities or other service, whether Lessor is obligated to furnish or render the same, so long as Lessee is in default under this Lease;

(v)	If no default has been declared, allow the Premises to remain unoccupied and collect rent from Lessee as it comes due;

(vi)

Allow an extension of time for Lessee to cure the breach. If Lessee has failed to cure the breach at the expiration of this extended time period, then Lessor may proceed with any remedy under this lease, at law or both; or

(vii)	Pursue such other remedies as are available at law or equity.

Lessor's pursuit of any remedy or remedies, including without limitation, any one or more of the remedies stated in this Lease shall not (1) constitute an election of remedies or preclude pursuit of any other remedy or remedies

10 of 17

provided in this Lease or any other remedy or remedies provided by law or in equity, separately or concurrently or in any combination, or (2) serve as the basis for any claim of constructive eviction, or allow Lessee to withhold any payments under this Lease.

23.2 Lessee’s Remedies upon Default by Lessor

If Lessor defaults in Lessor’s performance of the conditions of this Lease, and shall have continued for thirty (30) days after written notice thereof has been furnished to Lessor in writing by registered mail, then Lessee, in addition to all other remedies now or hereafter afforded or provided by law, may terminate this Lease or may at its election perform such condition on behalf of Lessor, or make good any such default, and any amount Lessee shall advance pursuant thereto shall be repaid by Lessor to Lessee on demand together with interest at the rate of twelve percent (12%) per annum and if Lessor shall not repay any such amount, Lessee may deduct the same from the next installment or installments of Rent to accrue under this Lease.

24. Condemnation

If the whole of the Premises, or if such portion of the facility and building improvements comprising part of the Premises as may be required for the reasonable use of the Premises, shall be taken by virtue of any condemnation or eminent domain proceeding, this Lease, at the option of Lessee, shall automatically terminate as of the date of any final non-appealable judgment entered under such condemning authority, whichever is earlier. In the event Lessee does not exercise Lessee’s right to terminate this Lease under this provision, this Lease shall continue and Lessee shall continue in possession of the remainder of the Premises under the terms herein provided, except that the monthly rent payable herein shall be reduced in proportion to the amount of land area of the Premises to taken. Lessee shall have the right to recover from any condemning authority that portion of any award attributed to Lessee’s leasehold interest.

25. Notices

All notices required hereunder shall be in writing and may be personally delivered or mailed by certified or registered mail, addressed to the respective parties, and all notices, demands or other writing to be made, given or sent under this Lease, or which may be so given or made or sent by any party to the other shall be deemed to have been fully given or made when personally delivered or if mailed, three (3) days following deposit thereof in the United States mail, registered or certified, postage prepaid, and addressed to the respective parties as follows:

Lessor:	Haleck Enterprises, Inc. Attention: Dave O. Haleck P.O. Box 670 Pago Pago, American Samoa 96799

11 of 17

Lessee:	Cost-U-Less, Inc. Attention: Brian Rose 3633-136th Place SE, Ste. 110 Bellevue, WA 98006

Any party may change the address to which notices are to be given by giving notice as provided above.

26. Assignment and Sublease

Lessee shall have the right to sublease or assign all or any part of the Premises without the consent of the Lessor, as long as the Sublessee or Assignee’s use is a use permitted under this Lease; unless, the sublessee or assignee is not in the same or similar business as Lessee, then any sublease or assignment shall require the consent of Lessor. Lessor’s consent shall not be unreasonably withheld. Any violation of this provision shall be a default under section 22 of this Lease.

27. Successors and Assigns

This Lease shall run with the land and shall be binding upon and inure to the benefit of the heirs, successors, administrators and assigns of the parties to this Lease.

28. Non-Modification

It is mutually agreed that the covenants and conditions contained in this Lease are the full and completed terms of this Lease and that no alterations, amendments or modifications of the same shall be binding unless first reduce to writing and signed by both parties to this Lease.

29. Memorandum of Lease

It is mutually agreed that this Lease will not be recorded, but that the parties will execute a written memorandum acknowledging the tenancy that may be recorded in the records of the Territorial Registrar.

30. Attorneys’ fees

In the event of any action or proceeding to enforce any provision of this Lease, the prevailing party shall be entitled to reasonable attorneys’ fees and all costs and expenses expended or incurred in connection with such action or proceeding.

31. Applicable Law

12 of 17

This Lease shall be governed by and construed in accordance with the laws of the Territory of American Samoa.

32. Hold-over

If the Lessee shall, with the written consent of the Lessor, hold over after the expiration or Termination of the term of this Lease, such tenancy shall be for an indefinite period of time on a month-to-month tenancy, which tenancy may be terminated as provided by the laws of the Territory of American Samoa. During such tenancy, Lessee agrees to pay to Lessor the same rate of rental prior to the expiration or Termination of this Lease as set forth in this Lease, unless a different rate is agreed upon, and to be bound by all the terms, covenants, and conditions specified in this Lease, so far as applicable.

33. Termination

This Lease shall automatically terminate (“Termination”) upon the expiration of the Lease Term or any extension of the Lease Term, or upon any other event described in this Lease causing Termination.

If during the Lease Term, or any extension of the Lease Term, the Premises is rendered unusable by public authority, fire or the elements or other casualty, unless such damage resulted from the negligence of Lessee, Lessee’s agents, employees, contractors or invitees and remains so for thirty (30) days, Lessee may terminate this Lease by giving notice in writing to Lessor and the same be terminated immediately.

34. Entire Agreement

All prior and contemporaneous understandings and agreements made between the Lessor and Lessee are merged into this Lease, which alone fully and completely expresses the agreement between Lessor and Lessee.

35. Time is of the Essence

Lessor and Lessee agree that in regards to each and every provision, obligation, covenant and restriction of this Lease that time is of the essence.

36. Severability

Lessor and Lessee agree that if any provision of this Lease is held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, such provision shall be fully severable. This Lease shall be construed and enforced as if the said provision had never comprised a part of this Lease, and the remaining provisions of this Lease shall remain in full force and effect and shall not be affected by the inoperative provision or by its severance from this Lease.

13 of 17

37. Binding on Successors

Where appropriate, this lease shall bind the Lessee and its respective successors, heirs, assigns, administrators, legal representatives and executors.

38. Cumulative Remedies

Any and all rights and remedies which either party may have under this Lease or by operation of law, either at law or in equity, upon any default or breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other, and no one of them, whether exercised by the party or not, shall be deemed to be an exclusion of any other; and any two or more or all of such rights and remedies may be exercised at the same time.

39. Loss or Damage to Premises

Regardless of any contrary provisions of this Lease, Lessor shall not be responsible for any loss of or damage to property of Lessee or of others located on the Premises, except where caused by the willful act or omission or negligence of Lessor, or Lessor's agents, employees or contractors.

40. Force Majeure

In the event that Lessor or Lessee shall be delayed or hindered in or prevented from the performance of any act other than Lessee's obligation to make payments of Rent, Penalty, or other charges required under this Lease, by reason of strikes, lockouts, unavailability of materials, failure of power, restrictive governmental laws or regulations, riots, insurrections, the act, failure to act, or default of the other party, war or other reason beyond its control, then performance of such act shall be excused for the period of the delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay. Notwithstanding the foregoing, lack of funds shall not be deemed to be a cause beyond control of Lessee.

41. Estoppel Certificate

At any time, Lessee agrees upon request in writing from Lessor, to execute, acknowledge and deliver to the Lessor or to any person designated by the Lessor a statement in writing certifying that the Lease is unmodified and is in full force and effect, or if there have been modifications, that the same is in full force and effect as modified (stating the modifications), and, if true, that the Lessor is not in default in the performance of its covenants hereunder.

42. No Partnership, Agency, or Joint Venture is created by this Lease

Nothing contained in this Lease shall be deemed or construed by the parties to the Lease nor by any third party as creating the relationship of principal and agent or of partnership or of a joint

14 of 17

venture between the Lessor and Lessee, it being understood and agreed that neither any provision contained in Lease, nor any acts of the either Lessor nor Lessee, shall be deemed to create any relationship between the Lessor and Lessee other than the relationship of Lessor and Lessee.

43. Execution in Counterparts or by Facsimile

This Lease may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument. The Lessor and Lessee may execute this Lease by means of facsimile transmission and the Lessor and Lessee agree that the receipt of such executed counterparts shall be binding on such parties and shall be construed as originals. As soon as practical, the Lessor and Lessee shall exchange original versions of this Lease.

44. Attornment

In the event this Lease shall be terminated for any reason whatsoever, except condemnation, prior to the expiration of the term hereby demised, then any sublease which is not in default shall survive and continue in force upon and after termination of this Lease provided, however, that such sublease shall not extend beyond the Lease Term, or any extension of the Lease Term.

Any such sublessee shall have the right upon notice of such termination to promptly attorn to the Lessor and thereby continue such sublease in full force and effect as a direct lease from the Lessor to such sublessee, the Lessor thereupon being substituted for the sublessor in such sublease, subject to the faithful observance and performance by such sublessee of the sublease and all of the terms and conditions thereof and the payment directly to the Lessor or such rents and payments of all other expenses due thereunder.

45. Environmental

45.1 Lessor’s Warranties

Lessor warrants and represents that any use, storage, treatment, or transportation of Hazardous Substances, as defined in Section 44.4 below, which has occurred in or on the Premises prior to the date of this Lease has been in compliance with all applicable federal and local laws, regulations and ordinances. Lessor additionally warrants and represents that no release, leak, discharge, spill, disposal or emission of Hazardous Substances has occurred in, on or under the Premises, and that the Premises is free of Hazardous Substances as of the date of this Lease.

45.2 Lessor’s Indemnity

Lessor agrees to indemnify and hold harmless Lessee from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys’ fees, consultant and expert fees) arising during or after the Lease Term from or in connection with the presence of

15 of 17

Hazardous Substances in or on the Premises, unless Hazardous Substances are present solely as the result of negligence, willful misconduct or other acts of Lessee, Lessee’s agents, employees, contractors or invitees. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal or local agency or political subdivisions, unless the Hazardous Substances are present solely as a result of negligence, willful misconduct or other acts of Lessee, Lessee’s agents, employees, contractors or invitees. This indemnification shall specifically include any and all costs due to Hazardous Substance that flow, diffuse, migrate or percolate into, onto or under the Premises after the Lease Term commences.

45.3 Lessee’s Indemnity

Lessee agrees to indemnify and hold harmless Lessor from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including without limitation any and all sums paid for settlement of claims, attorneys’ fees, consultant and expert fees) arising during or after the Lease Term, from or in connection with the presence or suspected presence of Hazardous Substances in or on the Premises as a result of the operation of Lessee’s business, except to the extent the Hazardous Substances are present as a result of negligence, willful misconduct or other acts of Lessor, Lessor’s agents, employees, contractors or invitees. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal or local agency or political subdivision, except to the extent the Hazardous Substance s are present as a result of negligence, willful misconduct or other acts of Lessor, Lessor’s agents, employees, contractors or invitees. Without limitation of the foregoing, this indemnification shall apply to any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal or local agency or political subdivision, except to the extent the Hazardous Substances are present as a result of negligence, willful misconduct or other acts of Lessor, Lessor’s agents, employees, contractors or invitees.

45.4 Hazardous Substances

As used in this Lease, “Hazardous Substances” shall mean any substance or material defined or designated as hazardous or toxic waste, hazardous or toxic material, a hazardous, toxic, or radioactive substance or other similar term by any federal or local environmental statute, regulation or ordinance presently in effect and as modified from time to time, or that may be promulgated in the future and as modified from time to time.

46. Negotiation and Construction and Interpretation of Lease

16 of 17

This Lease and each of the terms and provisions of this Lease are deemed to have been explicitly negotiated between the parties, and the language in all parts of this Lease shall, in all cases, be construed according to its fair meaning and not strictly for or against either Lessor or Lessee. Each time period and each provision of this Lease shall be construed and considered both a covenant and a condition. The captions of each section or provision of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease. Any pronouns shall be read in the singular or plural and in such gender as the context may require.

47. Written Assurances

Lessee shall, at the written request of the Lessor, promptly furnish a written statement on the status of any matter pertaining to this Lease. Such written statement shall be provided by Lessee to Lessor within ten (10) days of Lessor’s written request.

Dated:Feb. 3, 2005	LESSOR:
Haleck Enterprises Incorporated

/s/ David O. Haleck

David O. Haleck
President

Dated: _______________	LESSEE:
Cost-U-Less, A Washington Corporation

/s/ J. Jeffrey Meder

By:
Printed Name: J. Jeffrey Meder
Title: President

17 of 17